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                                                                   EXHIBIT 10.26

                        HOUSTON INDUSTRIES INCORPORATED
                           DEFERRED COMPENSATION PLAN

              (As Amended and Restated Effective January 1, 1989)

                                    Recitals

     Houston Industries Incorporated, a Texas corporation (the "Company"), with its principal place of business in Houston, Harris County, Texas, established a Deferred Compensation Plan effective September 1, 1985 (the "Prior Plan") for the benefit of its eligible salaried employees and retained the right to amend the Prior Plan under Section 7.1 thereof. The Prior Plan, as thereafter amended, has been continued up to December 31, 1988.

     Effective as of January 1, 1989, the Board of Directors of the Company has authorized the amendment and restatement of the Prior Plan, as amended and in effect on December 31, 1988, so as to alter the manner in which earnings are credited on deferred payments and to make certain other changes therein.

     There shall be no termination and no gap or lapse in time or effect between the Prior Plan, as in effect on December 31, 1988, and this Plan. The amendment and restatement of the Prior Plan, as in effect on December 31, 1988, in the form of this Plan shall not operate to exclude, diminish, limit or restrict the payments or continuation of payments of benefits to Participants under the terms of the


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Prior Plan as in effect on December 31, 1988. Except to the extent otherwise required to reflect the fact that such Prior Plan Participants' benefits accrued under the Prior Plan are continued under this Plan, the provisions of this Plan shall apply only to an Employee or a Director eligible to participate under this Plan on or after January 1, 1989.

     NOW, THEREFORE, the Company hereby amends, restates in its entirety and continues the Prior Plan, as in effect on December 31, 1988, in the form of this Houston Industries Incorporated Deferred Compensation Plan, effective January 1, 1989, which shall read as follows:

                                   ARTICLE I

                    PURPOSES OF PLAN; DEFINITIONS; DURATION

     1.1 Purposes. This Deferred Compensation Plan of Houston Industries Incorporated for selected management and highly compensated employees is intended to provide greater incentives to Participants to attain and maintain the highest standards of performance.

     1.2 Definitions. Each term below shall have the meaning assigned thereto for all purposes of this Plan unless the context requires a different construction.

          (a) "Agreement" means the Deferred Compensation Agreement between the Employer and the Participant which, for this Plan, specifies the



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     amount of Compensation being deferred, the method of payment for benefits payable under this Plan at normal retirement, and the election of any early distribution. Deferrals for each separate Participation Year will be covered by a separate Agreement.

          (b) "Beneficiary" means a person or persons designated by the Participant, as provided in Section 4.1, to receive any amounts distributed under the Plan after a Participant's death.

          (c) "Bonus" means a formula or discretionary bonus or incentive compensation paid by an Employer, including, but not limited to, a vested award under the Houston Industries Incorporated Executive Incentive Compensation Plan ("EIC Plan"), granted after January 1, 1989.

          (d)  "Code" means the Internal Revenue Code of 1986, as amended.

          (e) "Company" means Houston Industries Incorporated, or any successor thereto.

          (f) "Commencement Date" means the first day of the Participation Year with respect to which a Compensation deferral occurs.

          (g) "Committee" means the Compensation and Benefits Committee of the Company, which shall


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     consist of five (5) or fewer persons, as shall be appointed by the Board of
     Directors of the Company ("Board") to administer the Plan pursuant to
     Article II hereof. The Board may remove a Committee member for any reason by giving him ten (10) days' written notice, and shall fill any vacancy thus created.

          (h) "Compensation" means the salary and Bonus which an Employer pays its Employees, and the meeting attendance fees and retainer fee paid to a Director by an Employer.

          (i) "Director" means a member of the Board of Directors of an Employer. A Director who is also an Employee shall be considered an Employee for all purposes with respect to salary and Bonus deferrals and shall be considered a Director for all purposes with respect to deferrals of meeting attendance fees.

          (j) "Disability" means a physical or mental condition which qualifies as a total and permanent disability under the Houston Industries Incorporated Long-Term Disability Plan, as amended from time to time.


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        (k)  "Early Distribution" means the benefit payment option available to a Participant under Section 5.1(a) hereof.

        (1) "Early Retirement Date" means with respect to an Employee the first day of the month coincident with or next following his sixtieth (60th) birthday or an earlier age as may be authorized by the Committee in its sole discretion; and means with respect to a director the first day of the month coincident with or next following his resignation or removal as a Director before his Normal Retirement Date.

        (m) "Employee" means any person, including an officer of any Employer (whether or not he is also a director thereof), who, at the time such person is designated a Participant hereunder, is employed by the Employer on a full-time basis, who is compensated for such employment by a regular salary, and who, in the opinion of the Committee, is one of the officers or other key employees of the Employer in a position to contribute materially to the continued growth and development and to the future financial success of the Employer. Any Participant who is an Employee of a Subsidiary shall be deemed to have terminated employment with


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an Employer for purposes of this Plan as of the date upon which the Participant is no longer employed by an entity which would be considered a "Subsidiary" hereunder.

        (n) "Employer" means the Company and each Subsidiary which has adopted or which adopts this Plan.

        (o) "Employment" means employment with an Employer as an Employee or the current holding of a position as a Director of an Employer. Neither the transfer of an Employee Participant from employment by the Company to employment by a Subsidiary nor the transfer of an Employee Participant from employment by a Subsidiary to employment by the Company shall be deemed to be a termination of Employment of such Participant. Moreover, the Employment of a Participant shall not be deemed to have been terminated because of his absence from active employment on account of temporary illness or during authorized vacation or during temporary leaves of absence, granted by the Employer for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Participant returns to active employment within



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ninety (90) days after the termination of his military leave, or during any period required to be treated as a leave of absence by virtue of any valid law or agreement.

        (p) "Interest Crediting Rate" means, for a given Plan Year, a rate of interest equivalent to the average Moody's Rate for such year plus two percentage points (2%).

        (q) "Moody's Rate" means a rate of interest equal to the composite yield on Moody's Long-Term Corporate Bond Index for the calendar month as determined from Moody's Bond Record published by Moody's Investors Service, Inc. (or any successor thereto), or, if such yield is no longer published, a substantially similar average selected by the Committee.

        (r) "Normal Retirement Distribution" means the benefit payment options available to a Participant under Section 5.1(b) hereof.

        (s) "Normal Retirement Date" means with respect to an Employee the first day of the month coincident with or next following his sixty-fifth (65th) birthday, and means with respect to a Director the first day of the month coincident


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     with or next following his seventieth (70th) birthday.

          (t) "Participant" means an Employee or a Director who has been designated by the Committee to participate in the Plan pursuant to Section
     3.2 hereof and who has elected in writing to participate in the Plan pursuant to Section 3.3.

          (u) "Participation Year" means (i) with respect to Compensation in the form of a Bonus, the Plan Year during which the Bonus would have been paid if not deferred, (ii) with respect to Compensation in the form of salary, the Plan Year during which a Participant performs services for the Employer for a salary, and (iii) with respect to Compensation in the form of a Director's meeting attendance fees and a Director's retainer fee, the Plan Year during which a Participant performs services for the Company or a Subsidiary for such fees.

          (v) "Plan" means the Houston Industries Incorporated Deferred Compensation Plan, as amended and restated effective January 1, 1989 and as set forth herein, as the same may hereafter be amended from time to time.


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          (w)  "Plan Year" means the calendar year.

          (x) "Prior Agreement" means the Deferred Compensation Agreement entered into between the Employer and Participant pursuant to provisions of the Prior Plan and which, under the Prior Plan's terms, specified the Compensation deferred, the benefits payable and the interest rates to be used.

          (y) "Prior Plan" means the Houston Industries Incorporated Deferred Compensation Plan as in effect before this restatement of the Plan and for the period commencing with the inception date of the Prior Plan on September 1, 1985 and continuing through December 31, 1988, and is incorporated herein by reference for purposes of its applicability under this Plan as to Compensation deferred with respect to Participation Years commencing before January 1, 1989. A copy of the Prior Plan is attached hereto as Exhibit A.

          (z) "Subsidiary" means a subsidiary corporation with respect to the Company as defined in Section 425(f) of the Code.

Words used in this Plan in the singular shall include the plural and in the plural the singular, and the gender of words used shall be construed to include whichever may be



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appropriate under any particular circumstances of the masculine, feminine or neuter genders.

     1.3 Term. The effective date of the Plan is January 1, 1989. The Plan shall continue until terminated by the Committee. The Committee, in its sole discretion, may or may not authorize deferral of Compensation during the term of the Plan.

                                   ARTICLE II

                                 ADMINISTRATION

     The Plan shall be administered by the Committee, which shall represent the Company and other Employers in all matters concerning the administration of the Plan. Members of the Committee may be Participants under the Plan, but no Member may vote on any matter relating to his benefits under the Plan. The Committee shall have primary responsibility for the administration and operation of the Plan and shall have all powers necessary to carry out the provisions of the Plan, including the power to determine which Employees and Directors shall be Participants under the Plan and which Compensation may be subject to deferral. The determination of the Committee as to the construction, interpretation, or application of any terms and provisions of the Plan, including whether and when there has been a termination of an Em-


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ployee's employment, shall be final, binding, and conclusive upon all persons.

                                  ARTICLE III

                                 PARTICIPATION
                                 -------------

     3.1 Eligibility of Employees and Directors. An Employee must be a manager or a highly compensated (within the meaning of Section 414(q) of the Code) salaried employee of an Employer to be eligible to participate in the Plan. All Directors shall be eligible to participate in the Plan. The Committee may from time to time establish additional eligibility requirements for participation in the Plan.

     3.2 Designation of Participants. Prior to the commencement of any Participation Year after 1988 the Committee shall designate and notify in writing the Employees and/or Directors who are eligible to elect to defer Compensation under this Plan. A designation of an Employee or Director to participate with respect to Compensation for a particular Participation Year shall not automatically entitle such Participant to participate with respect to any other Participation Year. The Committee may, in its sole discretion, notify a Participant that he is entitled to participate with respect to all future Compensation for all Participation Years beginning after the date of notification by the Committee, in which event the Participant may continue to par-



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
ticipate and elect to defer Compensation awarded in respect of future Participation Years until such time as the Committee notifies the Participant in writing that he may not participate for future Participation Years.

     3.3 Election to Participate. After an Employee or Director has been notified by the Committee that he is eligible to participate in the Plan he must notify the Committee in writing that he chooses to participate in the Plan. An election to participate in the Plan shall be effective upon its receipt by the Committee. A Participant's written election (i) shall specify the type or types and the amount or amounts of Compensation that he wishes to defer and the manner of such deferral pursuant to Sections 3.4 through 3.7 hereof; (ii) shall specify, if the Participant so elects, that he wishes to receive an Early Distribution of benefits with respect to some or all deferrals for such Participation Year under Section 5.1(a) hereof; and (iii) shall specify the manner of Normal Retirement Distribution the Participant chooses with respect to such deferrals under Section 5.1(b) hereof.

     3.4 Salary Deferral. A Participant's election to defer the payment of salary for 1989 and subsequent Plan Years must be made prior to December 1 (or a later date determined by the Committee) of the Plan Year preceding the Plan Year in which the salary is earned by the Participant.

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Such election will be irrevocable as of December 31 of the calendar year preceding the calendar year in which the salary is earned.

          For any Participation Year, a Participant who has not had his fiftieth (50th) birthday on the date he elects to defer Compensation for a Participation Year may elect to defer no less than $2,000 and no more than twenty-five percent (25%) of his annual salary in any Participation Year. A Participant who is age fifty (50) or older at the time he elects to defer Compensation for a Participation Year may elect to defer up to forty percent (40%) of his annual salary in any Participation Year, but not less than $2,000.

          The amount of Compensation elected to be deferred under this Section
3.4 shall be withheld from the Participant's salary during a Plan Year in equal amounts. Any interest which accrues on such deferrals pursuant to Article V shall accrue from January 1 of each Participation Year on the total amount of salary deferred during the Participation Year under this Section 3.4.

     3.5 Bonus Deferral. A Participant's election to defer the payment of a Bonus for 1989 and subsequent Plan Years must be made prior to December 1 (or a later date determined by the Committee) of the Plan Year preceding the Plan Year in which the Bonus is payable. Such election will be irrevocable as of December 31 of the calendar year preceding

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the calendar year in which the Bonus is paid. For the Plan Year commencing
January 1, 1989, any deferral of Bonus consisting of a vested award under the EIC Plan shall be accomplished under the terms of the Prior Plan.

          A Participant may not elect to defer more than one hundred percent (100%) of his annual cash Bonus award with respect to a particular Participation Year, nor less than $2,000 for such Participation Year.

          The amount of Compensation elected to be deferred under this Section
3.5 shall be withheld from the Participant's Bonus otherwise payable during the Plan Year. If the amount of Bonus awarded to the Participant with respect to a Participation Year is less than the amount of Bonus which the Participant had elected to defer for such Participation Year, the entire amount of the Bonus awarded shall be deferred in accordance with Section 3.5, and no further deferral shall be made with respect to such election for such Participation Year. Any interest which accrues on such deferrals pursuant to Article V shall accrue from January 1 of each Participation Year on the total amount of the Bonus deferred during the Participation Year under this Section 3.5.

     3.6 Retainer Fee Deferral. A Director Participant's election to defer the payment of the retainer fee for 1989 and subsequent Plan Years must be made prior to December 1

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(or a later date determined by the Committee) of the Plan Year preceding the
Participation Year in which the retainer fee will be paid. Such election will be irrevocable as of December 31 of the Plan Year preceding the Participation Year with respect to which the retainer fee is payable.

     A Participant may not elect to defer more than one hundred percent (100%) of his annual retainer fee with respect to a particular Participation Year, nor less than $2,000 for such Participation Year.

     The amount of Compensation elected to be deferred under this Section 3.6 shall not be paid but shall be withheld from the Participant's retainer fee otherwise payable during the Plan Year. Any interest which accrues on such deferrals pursuant to Article V shall accrue from January 1 of each Participation Year on the total amount of Compensation elected to be deferred under this Section 3.6.

     3.7 Meeting Attendance Fees Deferral. A Director Participant's election to defer the payment of meeting attendance fees for 1989 and subsequent Plan Years must be made prior to December 1 (or a later date determined by the Committee) of the Plan Year preceding the Participation Year in which the meeting attendance fees will be paid. Such election will be irrevocable as of December 31 of the Plan Year preceding the Participation Year with respect to which the meeting attendance fees are payable.

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     A Participant may not elect to defer more than one hundred percent (100%)
of the total meeting attendance fees payable in any Participation Year.

     The amount of Compensation elected to be deferred pursuant to this Section
3.7 shall be withheld from each meeting attendance fee earned by a Director during a Participation Year in equal percentages. Any interest which accrues on such deferrals pursuant to Article V shall accrue from January 1 of each Participation Year on the total amount of Compensation elected to be deferred under this Section 3.7.

     3.8 Waiver or Suspension of Deferral. The Committee may, in its sole discretion, grant a waiver or suspension of a Participant's irrevocable deferral election under this Article III for such time as the Committee may deem to be necessary upon a finding that the Participant has suffered a financial hardship. The Committee may also, in its sole discretion, permit a Participant to take prospective remedial action within the same year in order to bring his total Compensation deferral for the Participation Year in which the event resulting in a waiver or suspension occurred to the level of his original deferral election, provided that the limits of this Article III are not thereby exceeded.

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                                   ARTICLE IV

                     BENEFICIARY DESIGNATIONS; WITHHOLDING

     4.1 Beneficiary Designations. Each person becoming a Participant shall file with the Committee a designation of one or more Beneficiaries to whom distributions otherwise due the Participant shall be made in the event of his death while in the employ of the Company or after termination of Employment but prior to the complete distribution of the benefits payable with respect to the Participant. Such designation shall be effective when received in writing by the Committee. The Participant may from time to time revoke or change any such designation of a Beneficiary by written document delivered to the Committee. If there is no valid designation of the Beneficiary on file with the Committee at the time of the Participant's death, or if all of the Beneficiaries designated therein shall have predeceased the Participant or otherwise ceased to exist, the Beneficiary shall be, and any payment hereunder shall be made to, the Participant's spouse, if he or she survives the Participant, or otherwise to the Participant's estate. If the Beneficiary, whether under a valid beneficiary designation or under the preceding sentence, shall survive the Participant but die before receiving all payments hereunder, the balance of the benefits which would have been paid to the Beneficiary had he or she lived shall, unless the Participant's designa-


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tion provided otherwise, be distributed to the Beneficiary's estate.

     4.2 Withholding of Taxes. The Committee shall cause the Employer to deduct from the amount of all benefits paid under the Plan any taxes required to be withheld by the Federal Government or any state or local government.

                                   ARTICLE V

                                    BENEFITS

     5.1 Benefit Payments. The benefit payments with respect to deferrals of Compensation for a specific Participation Year will be determined as set forth below:

     (a) Early Distribution. At the time a Participant elects to defer Compensation for a Participation Year pursuant to Section 3.3 hereof, he may elect to receive an Early Distribution of benefits attributable to such Compensation. The Early Distribution will represent either (i) fifty percent (50%) or (ii) one hundred percent (100%) of the Compensation deferred for that Participation Year, and will include interest amounts accrued thereon at the applicable Interest Crediting Rates. The Participant shall receive such Early Distribution within ninety-five (95) days of the beginning of any year selected by the Participant,


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          which year may not commence earlier than three (3) years from the end of the Plan Year in which the Participant deferred such Compensation. A Participant may make only one Early Distribution election under this Plan.

               (b) Normal Retirement Distribution. At the time a Participant elects to defer Compensation for a Participation Year pursuant to
          Section 3.3 hereof, he must elect to receive a Normal Retirement Distribution of benefits attributable to such Compensation, taking into account any Early Distribution election made by him under
          Section 5.1(a). The Participant may elect to receive a Normal Retirement Distribution equal either to (i) a lump-sum distribution of the amounts of Compensation deferred with interest thereon, compounded annually, at the applicable Interest Crediting Rates, minus any Early Distributions, or (ii) a benefit in the form of fifteen (15) annual installment payments of such Compensation, including interest thereon, compounded annually, at the applicable Interest Crediting Rates, minus any Early Distributions. Payment of a Normal Retirement Distribution will be made, if payable in a lump sum, in the January following the

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Participant's termination of employment on or after his Normal Retirement Date.
Payment of a Normal Retirement Distribution will be made, if payable in fifteen
(15) annual installments, commencing the month following the month in which the Participant terminates employment on or after his Normal Retirement Date, and will be paid in that same month in each remaining year. The Interest Crediting Rate in effect for the Plan Year in which an Employee Participant attains age sixty-five (65) or a Director Participant attains age seventy (70) will constitute the applicable Interest Crediting Rate for all years thereafter in which the Normal Retirement Distribution is paid or payable.

        (c) Failure to Elect Method of Distribution. If a Participant fails to make an election as to the manner in which a Normal Retirement Distribution will be paid, such Normal Retirement Distribution will be made in the form of a lump-sum distribution in accordance with Section 5.1(b) above, as if the Participant had specifically so elected.


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        (d)     Termination After Normal Retirement Date and Prior to Normal
Retirement Date. Any Participant who terminates employment after his Early Retirement Date but prior to his Normal Retirement Date, will (if he is living on the date of payment) receive a lump-sum distribution or fifteen (15) annual installment payments, in accordance with his election under Section 5.1(b) above, commencing once he has attained his Normal Retirement Date. Such commencement date may be accelerated by the Committee in its sole discretion, but may not occur before a Participant's termination of employment.

        (e) Benefits Stated in Agreement. The form of benefit payments elected will be stated in the Agreement between the Employer and the Participant, based on the Company's administrative guidelines under the Plan.

        (f) Commutation of Benefit Payments. Any benefit payable in installments, upon petition by the Participant and in the discretion of the Committee, or at the Committee's sole discretion, may be commuted to a lump-sum payment or may be paid over a shorter period of time, with interest accrued to such date at the applicable Interest Crediting Rate.

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5.2     Death

        (a) Death Prior to Commencement of Normal Retirement Distribution. If a Participant dies (i) prior to his Normal Retirement Date and prior to his termination of employment or (ii) after his termination of employment after his Early Retirement Date, but prior to the commencement of a Normal Retirement Distribution payable in fifteen (15) annual installments, the payments otherwise described in Section 5.1 not theretofore made shall not be made, but the Employer shall pay Participant's Beneficiary the sum or sums of Compensation actually deferred with interest thereon from the Commencement Date through the date of payment at the applicable Interest Crediting Rates less an amount equal to any Early Distributions or other benefits paid prior to Participant's death. Payments made pursuant to this Section 5.2(a) shall be made within approximately ninety-five (95) days following the date of Participant's death.

        (b) Death After Normal Retirement Date. If Participant dies (i) after his Normal Retirement Date but prior to his termination of employment,
(ii) after his termination of employment provided the Participant had attained his Normal Retirement


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     Date on or before the date of such termination, or (iii) after commencement of a Normal Retirement Distribution in the form of fifteen (15) annual installment payments pursuant to Section 5.1 but prior to completion of all such payments, the Employer shall make (or continue to make) such payments provided for in Section
     5.1 to the Participant's Beneficiary.

          (c) Commutation of Death Benefit. Any death benefit payable in installments, in the discretion of the Committee and at a Beneficiary's request, or in the Committee's sole discretion, may be commuted to a lump-sum payment or may be paid over a shorter period of time, with interest accrued to such date at the applicable Interest Crediting Rate.

     5.3 Disability. In the event of the Disability of a Participant while in the employ of an Employer, the Participant shall be considered to have remained in the continuous employment of the Employer during such Disability until his Normal Retirement Date or earlier death. The benefits payable to such Participant under the Plan shall be paid in the amounts and at the times otherwise provided in Section 5.1, all in accordance with Participant's initial election under Section 3.3, except that the Committee, in its discretion,


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
may commute any such payments to a lump-sum payment or may pay any such payments over a shorter period of time, with interest accrued to such date at the applicable Interest Crediting Rate.

     5.4 Payment Upon Termination of Employment. If the employment of an Employee Participant is terminated for any reason other than death, retirement at or after the Normal Retirement Date, or early retirement in accordance with the provisions of Section 5.1(d), a Normal Retirement Distribution payable in fifteen (15) annual installments as described in Section 5.1 shall not be made, but the Employer shall pay the Participant the sum or sums of Compensation actually deferred, with interest thereon, compounded annually, at the applicable Moody's Rate for each Participation Year, from the Commencement Date through the date of payment. Notwithstanding the foregoing, the amount payable under this Section 5.4 shall be reduced by amounts equal to any Early Distribution or other benefit paid prior thereto, with adjustments for interest. Payments under this Section 5.4 shall be made within ninety-five (95) days following the date of Participant's termination of employment or as soon as practicable thereafter.

     5.5 Termination of Employment During Participation Year. If Participant terminates his employment with an Employer for any reason during the Participation Year for

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
which Compensation is to be deferred, the amount of deferral specified in his Agreement for that Participation Year shall be adjusted to reflect the amount actually deferred for the Participation Year prior to such termination. If Participant terminates employment with an Employer for any reason during the Participation Year for which he has elected to defer the payment of a Bonus, such election shall become null and void with respect to any Bonus which has not become payable to the Participant as of the date the Participant terminates his employment with an Employer.

     5.6 Benefits for Prior Participation Years, Including the Participation Year Ending December 31, 1988. Notwithstanding any other provision of the Plan to the contrary, for prior Participation Years and for the Participation Year ending December 31, 1988, benefits awarded under the Prior Plan shall be distributed in accordance with, and governed by the terms of, the Prior Plan and any Prior Agreements. The interest rates used for determination of benefits payable under the Prior Plan shall be those set out in a Participant's Prior Agreement. (See Exhibit A attached hereto.)

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
                                   ARTICLE VI

                             RIGHTS OF PARTICIPANTS

     6.1  Limitation of Rights. Nothing in this Plan shall be construed to:

          (a) Give any Employee of an Employer or any Director any right to be designated a Participant in the Plan other than in the sole discretion of the Committee;

          (b) Limit in any way the right of the Employer to terminate a Participant's employment at any time; or

          (c) Be evidence of any agreement or understanding, express or implied, that the Company or any other Employer will employ a Participant in any particular position or at any particular rate of remuneration.

     6.2 Non-Alienation of Benefits. No right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same will be null and void. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities, or torts of any Participant or other person entitled to such benefits. The foregoing provisions of this Section 6.2 shall not apply

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
to a domestic relations order awarding any benefits under the Plan to the divorced spouse of a Participant.

     6.3 Prerequisites to Benefits. No Participant, nor any Beneficiary or other person claiming through a Participant, shall have any right or interest in the Plan, or any benefits hereunder, unless and until all the terms, conditions, and provisions of the Plan which affect such Participant or such other person shall have been complied with as specified herein.

     6.4 Nature of Employer's Obligation. This Plan is intended to be, and shall be construed as, an unfunded plan maintained by each Employer primarily for the purpose of providing deferred compensation for a select group of its management or highly compensated salaried employees. The benefits provided under this Plan shall be a general, unsecured obligation of the Employer payable solely from the general assets of the Employer, and neither the Participant nor the Participant's Beneficiary or estate shall have any interest in any assets of the Employer by virtue of this Plan. No fund or other assets will ever be set aside or segregated for the benefit of the Participant or the Participant's Beneficiary under this Plan. The adoption of the Plan and any setting aside of amounts by an Employer with which to discharge its obligations hereunder shall not be deemed to create a trust; legal and equitable title to any funds so set aside shall remain in the Employer and any funds so set aside shall remain subject to the general creditors of the Employer.

                                  ARTICLE VII

                                 MISCELLANEOUS

     7.1 Amendment or Termination of the Plan. The Committee may amend or terminate this Plan at any time. Any such amendment or termination shall not, however, affect the rights of any Participant to any accrued benefits payable under the Plan.

     7.2 Reliance Upon Information. The Committee shall not be liable for any decision or action taken in good faith in connection with the administration of this Plan. Without limiting the generality of the foregoing, any such decision or action taken by the Committee in reliance upon any information supplied to it by an officer of the Company, the Company's legal counsel, or the Company's independent accountants in connection with the administration of this Plan shall be deemed to have been taken in good faith.

     7.3 Effective Date. The Plan shall become effective as of January 1, 1989.

     7.4 Governing Law. The Plan shall be construed, administered, and governed in all respects under the laws of the State of Texas.

     7.5 Severability. If any term, provision, covenant, or condition of the Plan is held to be invalid, void, or otherwise unenforceable, the rest of the Plan shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

     7.6 Notice. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the principal office of the Company. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the dates shown on the postmark on the receipt for registration or certification.

     IN WITNESS WHEREOF, the Company has executed these presents as evidenced by the signatures affixed hereto of its officers hereunto duly authorized and by its corporate seal being affixed hereto, in a number of copies, all of which shall constitute but one and the same instrument which may be sufficiently evidenced by any executed copy hereof, this 20th day of January, 1989, but effective as of January 1, 1989.

                                   HOUSTON INDUSTRIES INCORPORATED
                                   By /s/ WILLIAM A. COOPER
                                      -----------------------------------
                                      Vice President



ATTEST:
/s/ [SIGNATURE ILLEGIBLE]
-------------------------------
Assistant Secretary
[SEAL]

                                   EXHIBIT A

                        HOUSTON INDUSTRIES INCORPORATED
                           DEFERRED COMPENSATION PLAN

                                  ARTICLE ONE
                    PURPOSES OF PLAN; DEFINITIONS; DURATION

          1.1 Purposes. This Deferred Compensation Plan of Houston Industries Incorporated for selected management and highly compensated employees is intended to provide greater incentives to attain and maintain their highest standards of performance.

          1.2 Definitions. Each term below shall have the meaning assigned thereto for all purposes of this Plan unless the context requires a different construction.

          (a) "Affiliate" means any corporation in which the shares owned or controlled, directly or indirectly, by the Company represent eighty percent (80%), or more, of the voting power of the issued and outstanding capital stock of such corporation, and a corporation which owns or controls, directly or indirectly, eighty percent (80%), or more, of the voting power of the issued and outstanding capital stock of the Company, and any corporation in which eighty percent (80%), or more, of the voting power of the issued and outstanding capital stock is owned or controlled, directly or indirectly, by any corporation which owns or controls, directly or indirectly, eighty percent (80%), or more, of the voting power of the issued and outstanding capital stock of the Company.

          (b) "Age" means the Participant's age on his birthday nearest the applicable Commencement Date.

          (c) "Agreement" means the Deferred Compensation Agreement between the Employer and the Participant describing the Benefits payable to the Participant under the Plan with respect to salary deferrals and Bonus deferrals for a Participation Year. Deferrals for each separate Participation Year will be covered by a separate Agreement.

          (d) "Beneficiary" means a person or persons designated by the Participant, as provided in Section 4.1, to receive any amounts distributed under the Plan after Participant's death.

          (e) "Bonus" means a formula or discretionary bonus or incentive compensation paid by an Employer, including, but not limited to, a vested award under Houston Lighting & Power Company's Executive Incentive Compensation Plan, granted after September 1, 1985.

          (f) "Company" means Houston Industries Incorporated, or any successor thereto.

          (g) "Commencement Date" means the first day of the Participation Year with respect to which a

Compensation deferral occurs, except that for the 1985 Participation Year, the Commencement Date is October 1, 1985.

     (h) "Committee" means the Compensation and Benefits Committee of the Company or such other committee, which shall consist of five (5) or fewer persons, as shall be appointed by the Board of Directors of the Company to administer the Plan pursuant to Article Two hereof. The Board of Directors of the Company may remove a Committee member for any reason by giving him ten (10) days, written notice, and shall fill any vacancy thus created.

     (i) "Compensation" means the salary and Bonus which an Employer pays its Employees, and the retainer fee paid to a Director by an Employer.

     (j) "Director" means a member of the Board of Directors of an Employer who is not an Employee of the Company or an Affiliate.

     (k) "Early Retirement Date" means with respect to an Employee the first day of the month coincident with or next following his 60th birthday; and means with respect to a Director the first day of the month coincident with or next following his resignation or removal as a Director before his Normal Retirement Date.

     (l) "Employee" means any person, including an officer of any Employer (whether or not he is also a director thereof), who, at the time such person is designated a Participant hereunder, is employed by the Employer on a full-time basis, who is compensated for such employment by a regular salary, and who, in the opinion of the Committee, is one of the officers or other key employees of the Employer in a position to contribute materially to the continued growth and development and to the future financial success of the Employer.

     (m) "Employer" means the Company and each Affiliate which has adopted this Plan.

     (n) "Employment" means employment with an Employer or currently acting as a Director of an Employer. Neither the transfer of a Participant from employment by the Company to employment by an Affiliate nor the transfer of a Participant from employment by an Affiliate to employment by the Company shall be deemed to be a termination of Employment of the Participant. Moreover, the Employment of a Participant shall not be deemed to have been terminated because of his absence from active employment on account of temporary illness or during authorized vacation or during temporary leaves of absence, granted by the Employer for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Participant returns to active employment within 90 days after the termination of his military leave, or during any period required to be treated as a leave of absence by virtue of any valid law or agreement.

     (o) "Moody's Rate" means a rate of interest equal to the composite yield on Moody's Seasoned Corporate Bond Yield Index for the calendar month as determined from Moody's Bond Record published by Moody's Investors Service, Inc. (or any successor thereto), or, if such yield is no longer published, a substantially similar average selected by the Committee.

     (p) "Normal Retirement Date" means with respect to an Employee the first day of the month coincident with or next following his 65th birthday or the date of his termination of employment, if later, and means with respect to a Director the first day of the month coincident with or next following his 70th birthday.

     (q) "Participant" means an Employee or a Director who has been designated by the Committee to participate in the Plan pursuant to Section 3.2 or 3.6 hereof.

     (r) "Participation Year" means (i) with respect to Compensation in the form of a Bonus, the Plan Year during which the Bonus would have been paid if not deferred, and (ii) with respect to Compensation in the form of salary, the Plan Year during which a Participant performs services for the Employer for a salary.

          (s) "Plan" means the Houston Industries Incorporated Deferred Compensation Plan set forth herein, as the same may hereafter be amended from time to time.

          (t) "Plan Year" means the calendar year.

          (u) "Disability" means a physical or mental condition which qualifies as a total and permanent disability under the Houston Industries Incorporated Long Term Disability Plan.

          1.3 Term. The effective date of the Plan is September 1, 1985. The Plan shall continue until terminated by the Board of Directors of the Company. The Committee, in its sole discretion, may or may not authorize deferral of Compensation during the term of the Plan.

                                  ARTICLE TWO

                                 ADMINISTRATION

          The Plan shall be administered by the Compensation and Benefits Committee of the Company (the "Committee"). The Committee shall represent the Company and other Employers in all maters concerning the administration of the Plan. Members of the Committee may be Participants under the Plan, but no Member may vote on any matter relating to his benefits under the Plan. The Committee shall have primary responsibility for the administration and operation of the Plan and shall have all powers necessary to carry out the provisions of the Plan, including the power to determine which Employees and Directors shall be Participants under the Plan and which Compensation may be subject to deferral. The determination of the Committee as to the construction, interpretation, or application of any terms and provisions of the Plan, including whether and when there has been a termination of an Employee's employment, shall be final, binding, and conclusive upon all persons.

                                 ARTICLE THREE

                                 PARTICIPATION

          3.1 Eligibility of Employees and Directors. An Employee must be a manager or a highly compensated salaried employee of an Employer to be eligible to participate in the Plan. All Directors shall be eligible to participate in the Plan. The Committee may from time to time establish additional eligibility requirements for participation in the Plan.

          3.2 Designation of Participants. Prior to the commencement of any Participation Year after 1985 the Committee shall designate and notify in writing the Employees and/or Directors who are eligible to elect to defer Compensation as provided in Section 5.1 hereof. A designation of an Employee or Director to participate with respect to Compensation for a particular Participation Year shall not automatically entitle such Participant to participate with respect to any other Participation Year. The Committee may, in its sole discretion, notify a Participant that he is entitled to participate with respect to all future Compensation for all Participation Years beginning after the date of notification by the Committee in which event the Participant may continue to participate and elect to defer Compensation awarded in respect of future Participation Years until such time as the Committee notifies the Participant in writing that he may not participate for particular future Participation Years.

     3.3 Election to Participate. After a Participant has been notified by the Committee that he is eligible to participate in the Plan, he must, in order to participate in the Plan, notify the Committee in writing of his election to so participate. The election to participate in the Plan shall be effective upon the receipt by the Committee of the Participant's written election to defer Compensation which specifies the type or types and the amount or amounts of his Compensation that he wishes to defer and the manner of such deferral pursuant to Section 3.4, 3.5, or 3.6 hereof.

     3.4 Salary Deferral. A Participant's election to defer the payment of salary for 1986 and subsequent Plan

Years must be made prior to December 1st of the Plan Year preceding the Plan Year in which the salary is earned by the Participant. Such election will be irrevocable as of December 31 of the calendar year preceding the calendar year in which the salary is earned.

        A Participant may not elect to defer less than $2,000 for any Participation Year and may not elect to defer more than 40% of his annual salary in any Participation Year in which the Participant is Age 50 or older, and may not elect to defer more than 25% of his annual salary in any Participation Year in which the Participant is Age 49 or younger.

        The amount of Compensation elected to be deferred pursuant to this
Section 3.4 shall be withheld from the Participant's salary during a Plan Year in equal semi-monthly amounts.

        3.5 Bonus Deferral. A Participant's election to defer the payment of a Bonus must be made prior to, and will become irrevocable on, the earlier of
(a) December 1st of the Plan Year before the Participation Year with respect to which the Bonus is paid, or (b) the date on which the amount of Bonus to be paid to the Participant for such Participation Year is determined or determinable by the Board.

        A Participant may not elect to defer more than 100% of his annual cash Bonus award with respect to a particular Participation Year, nor less than $2,000 for each Participant Year.

        The amount of Compensation elected to be deferred under this Section 3.5 shall not be paid but shall be deemed to have been deferred in one lump sum on the Commencement Date of the applicable Participation Year. If the amount of Bonus awarded to the Participant with respect to a Participation Year is less than the amount of Bonus which the Participant had elected to defer for such Participation Year, the entire amount of the Bonus awarded shall be deferred in accordance with this Section 3.5, and no further deferral shall be made with respect to such election for such Participation Year.

        3.6 Participation for the Participation Year Ending December 31, 1985. Notwithstanding any other provision of the Plan to the contrary, for the Participation Year ending December 31, 1985, the Committee may select and notify eligible Participants, in accordance with the provisions of Section 3.2 hereof, at any time on or before September 1, 1985.

        Any such eligible Participant may elect in writing, in accordance with the provisions of Section 3.3 hereof, at any time on or before the date which follows by thirty days the date on which such Participant is so notified to defer the payment of any portion of his Compensation earned subsequent to October 1, 1985 and prior to December 31, 1985, up to the maximum salary deferral authorized under Section 3.4. Such election shall be irrevocable as of the date which follows by thirty days the date on which the Participant is so notified that he is eligible to participate in the Plan. The amount of Compensation elected to be deferred pursuant to this paragraph shall be withheld from the Participant's salary received subsequent to October 1, 1985 during the calendar year ending December 31, 1985, in equal semi-monthly amounts.

        3.7 Waiver or Suspension of Deferral. The Committee may, in its sole discretion, grant a waiver or suspension of a Participant's irrevocable deferral election under this Article Three for such time as the Committee may deem to be necessary upon a finding that the Participant has suffered a financial hardship.

                                  ARTICLE FOUR

                     BENEFICIARY DESIGNATIONS; WITHHOLDING

        4.2 Beneficiary Designations. Each person becoming a Participant shall file with the Committee a designation of one or more Beneficiaries to whom distributions otherwise due the Participant shall be made in the event of his death while in the employ of the Company or after termination of employment but prior to the complete distribution of the benefits payable with respect to the Participant. Such designation shall be effective when received in writing by the Committee. The Participant may from time to time revoke or change any such designation of the Beneficiary by written document delivered to the Committee. If there is no valid designation of the Beneficiary on file with the Committee at the time of the Participant's death, or if all of the Beneficiaries designated therein shall have predeceased the Participant or otherwise ceased to exist, the Beneficiary shall be, and any payment hereunder shall be made to, the Participant's spouse, if she survives the Participant, otherwise to the Participant's estate. If the Beneficiary, whether under a valid beneficiary designation or under the preceding sentence, shall survive the Participant but die before receiving all payments hereunder, the balance of the benefits which would have been paid to the Beneficiary had he or she lived shall, unless the Participant's designation provided otherwise, be distributed to the Beneficiary's estate.

     4.2 Withholding of Taxes. The Committee shall cause the Employer to deduct from the amount of all benefits paid under the Plan any taxes required to be withheld by the Federal Government or any state or local government.

                                  ARTICLE FIVE

                                    BENEFITS

          5.1 Benefit Payments. The benefit payments with respect to deferrals for a specific Participation Year will be determined by the amount of Compensation deferred during that Participation Year and the Participant's Age on the Commencement Date, as set forth below:

               (a) A Participant who has attained Age 58 or older on the Commencement Date of a Participation Year during which part of his Compensation is deferred will receive 15 annual installment payments from his Employer commencing on the first day of the month following his termination of employment on or after his Normal Retirement Date. A Participant who has attained Age 55, 56 or 57 on the Commencement Date of a Participation Year during which part of his Compensation is deferred will receive equal annual installments for three years if Age 55, or for two years if Age 56, or will receive a single payment if Age 57, to commence or to be paid on the seventh anniversary of the Commencement Date, provided he remains in the continuous employ of his Employer from the Commencement Date through the dates of payment of such annual installments or such single payment. Each such Participant Age 55, 56 or 57 on any such Commencement Date will also receive annual installment payments for 15 years commencing on the first of the month following his termination of employment on or after his Normal Retirement Date. In any case where payments pursuant to this Section 5.1(a) are to commence later than the Participant's Normal Retirement Date, the amount of such payments otherwise payable commencing on the Participant's Normal Retirement Date shall be increased by application of the interest rate specified in his Agreement, compounded annually from his Normal Retirement Date until the date of the first such payment.

     (b) A Participant who has not attained Age 55 on the Commencement Date of a Participation Year during which part of his Compensation is deferred will receive equal annual installments for four years commencing on the seventh anniversary of the Commencement Date, provided he remains in the continuous employ of his Employer from the Commencement Date through the dates of payment of such annual installments. Such a Participant will also receive annual installment payments for 15 years commencing on the first of the month following his termination of employment on or after his Normal Retirement Date. In any case where such 15 annual installment payments pursuant to this

Section 5.1(b) are to commence later than the Participant's Normal Retirement Date, the amount of such payments otherwise payable commencing on his Normal Retirement Date shall be increased by application of the interest rate specified in his Agreement, compounded annually, from his Normal Retirement Date until the date of the first such payment.

     (c) Any Participant who terminates employment after his Early Retirement Date (or an earlier date if authorized by the Committee in its discretion) but prior to his Normal Retirement Date, will (if he is living on the date of payment) receive 15 equal annual installment payments commencing on the first of the month following his Normal Retirement Date. Such commencement date may be accelerated by the Committee, in its sole discretion, but could not occur before a Participant's termination of employment. In any case where 15 annual installment payments pursuant to this Section 5.1(c) are to commence earlier than the Participant's Normal Retirement Date, the amount of such payments otherwise payable commencing on the Participant's Normal Retirement Date shall be reduced and discounted to reflect early receipt by application of the interest rate specified in the Participant's

Agreement, compounded annually, for the period from the date of payment to the Participant's Normal Retirement Date.

     (d) The amount of benefit payments will be stated in the Agreement between the Employer and the Participant, based on the Company's administrative guidelines under the Plan.

     (e) Any benefit payable in installments, in the discretion of the Committee, may be commuted to a lump sum payment or may be paid over a shorter period of time on the basis of the interest rate specified in the Participant's Agreement, compounded annually.

     5.2  Death
     (a) If a Participant dies (i) prior to his Normal Retirement Date and prior to his termination of employment, or (ii) after his termination of employment having met the requirements for 15 annual installment payments pursuant to Section 5.1(c) as of the date of such termination, but prior to the commencement of such 15 annual installments payments, the payments otherwise described in Section 5.1 not theretofore made shall not be made, but the Employer shall pay Participant's Beneficiary the sum or sums actually deferred with interest thereon compounded annually from the Commencement Date through the date of payment at the annual percentage rate specified in the Participant's Agreement, less an amount equal to the benefits paid prior to Participant's death with interest thereon at such annual rate compounded annually from the date of such prior benefit payment through the date of payment of the death benefit pursuant to this
Section 5.2(a). The payment pursuant to this Section 5.2(a) shall be made within 90 days following the date of Participant's death.

     (b) If Participant dies (i) after his Normal Retirement Date but prior to his termination of employment, (ii) after his termination of employment, provided he had attained his Normal Retirement Date on or before the date of such termination, or (iii) after commencement of 15 annual installment payments pursuant to Section 5.1 but prior to completion of all such payments, the Employer shall make (or continue to make) such payments provided for in
Section 5.1 to the Participant's Beneficiary.

     (c) Any death benefit payable in installments, in the discretion of the Committee, may be commuted to a lump sum payment or may be paid over a shorter period of time on the basis of the interest rate specified in the Participant's Agreement, compounded annually.

     5.3 Disability. In the event of the Disability of a Participant while in the employ of an Employer, the Participant shall be considered to have remained in the continuous employment of the Employer during his Disability until his Normal Retirement Date or earlier death. The benefits payable to such Participant under the Plan shall be paid in the amounts and at the times otherwise provided in Section 5.1, except that the Committee, in its discretion, may commute any such payments to a lump sum payment or may pay any such payments over a shorter period of time on the basis of the interest rate specified in the Participant's Agreement, compounded annually.

     5.4 Payment Upon Termination of Employment. If the employment of a Participant who is an Employee of an Employer is terminated for any reason other than death, retirement at or after his Normal Retirement Date, or early retirement in accordance with the provisions of Section 5.1(c), the 15 annual installment payments described in Section 5.1 shall not be made, but the Employer shall pay the Participant the sum or sums actually deferred with interest thereon compounded annually from the Commencement Date through the date of payment, at a rate determined as follows:

          (a) If the date of Participant's termination of employment occurs prior to the seventh anniversary of the Commencement Date, the interest rate shall be the lesser of (i) Moody's Rate, or (ii) the annual percentage rate specified in Participant's Agreement.

          (b) If the date of Participant's termination of employment occurs after the seventh anniversary of the Commencement Date, the interest rate shall be the annual percentage rate specified in Participant's Agreement.

Notwithstanding the foregoing, the amount payable under this Section 5.4 shall be reduced by an amount equal to any benefits paid prior thereto with interest thereon at the rate determined in accordance with the foregoing compounded annually from the date of such prior benefit payment through the date of the termination payment pursuant to this Section 5.4. The payment pursuant to this
Section 5.4 shall be made on the first of the month coincident with or next following the expiration of 90 days following the date of Participant's termination of employment.

          5.5 Termination of Employment During Participation Year. If Participant terminates his employment with Employer for any reason during the Participation Year for which Compensation is to be deferred, the amount of deferral specified in his Agreement for that Participation Year shall be adjusted to equal the actual deferral amount for the Participation Year prior to such termination. In addition, any Benefits payable in accordance with this Plan shall be proportionately reduced to reflect such actual deferral amount.

                                   ARTICLE SIX
                             RIGHTS OF PARTICIPANTS

          6.1 Limitation of Rights. Nothing in this Plan shall be construed to:

          (a) Give any Employee of an Employer any right to be designated a Participant in the Plan other than in the sole discretion of the Committee;

          (b) Limit in any way the right of the Employer to terminate a Participant's employment at any time; or

          (c) Be evidence of any agreement or understanding, express or implied, that the Company or any other Employer will employ a Participant in any particular position or at any particular rate of remuneration.

          6.2 Nonalienation of Benefits. No right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same will be void. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities, or torts of any Participant or other person entitled to such benefits. The foregoing provisions of this Section 6.2 shall not apply to a domestic relations order awarding any benefits under the Plan to the divorced spouse of a Participant.

          6.3 Prerequisites to Benefits. No Participant, nor any Beneficiary or other person claiming through a Participant, shall have any right or interest in the Plan, or any benefits hereunder, unless and until all the terms, conditions, and provisions of the Plan which affect such Participant or such other person shall have been complied with as specified herein.

          6.4 Nature of Employer's Obligation. This Plan is intended to be, and shall be construed as, an unfunded plan maintained by each Employer primarily for the purpose of providing deferred compensation for a select group of its management or highly compensated employees. The benefits provided under this Plan shall be a general, unsecured obligation of the Employer payable solely from the general assets of the Employer, and neither the Participant nor the Participant's Beneficiary or estate shall have any interest in any assets of the Employer by virtue of this Plan. No fund or other assets will ever be set aside or segregated for the benefit of the Participant or the Participant's Beneficiary under this Plan. The adoption of the Plan and any setting aside of amounts by an Employer with which to discharge its obligations hereunder shall not be deemed to create a trust; legal and equitable title to any funds so set aside shall remain in the Employer and any funds so set aside shall remain subject to the general creditors of the Employer. If it becomes necessary for a Participant to institute a claim, by litigation or otherwise, to enforce his rights under the Plan, the Employer shall indemnify Participant from and against all costs and expenses, including legal fees, incurred by him instituting and maintaining such claim.

                                 ARTICLE SEVEN
                                 MISCELLANEOUS

          7.1 Amendment or Termination of the Plan. The Board of Directors of the Company may amend or terminate this Plan at any time. Any such amendment or termination shall not, however, affect the rights of any Participant to any accrued benefits payable under the Plan.

          7.2 Reliance Upon Information. The Committee shall not be liable for any decision or action taken in good faith in connection with the administration of this Plan. Without limiting the generality of the foregoing, any such decision or action taken by the Committee in reliance upon any information supplied to it by an officer of the Company, the Company's legal counsel, or the Company's independent accountants in connection with the administration of this Plan shall be deemed to have been taken in good faith.

        7.3 Effective Date. The Plan shall become effective as of September 1, 1985.

        7.4 Governing Law. The Plan shall be construed, administered, and governed in all respects under the laws of the State of Texas.

        7.5 Severability. If any term, provision, covenant, or condition of the Plan is held to be invalid, void, or otherwise unenforceable, the rest of the Plan shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

        7.6 Notice. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the principal office of the Company. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the dates shown on the postmark on the receipt for registration or certification.

        IN WITNESS WHEREOF, the Company has executed these presents as evidenced by the signatures affixed hereto of its officers hereunto duly authorized and by its corporate seal being affixed hereto, in a number of copies, all of which shall constitute but one and the same instrument which may be sufficiently evidenced by any executed copy hereof, as of September 1, 1985.



                             HOUSTON INDUSTRIES INCORPORATED



                             By        [Signature Illegible]
                                ------------------------------------
                                President

ATTEST:


[Signature Illegible]
------------------------------
Secretary


[SEAL]

                        HOUSTON INDUSTRIES INCORPORATED
                           DEFERRED COMPENSATION PLAN


              (As Amended and Restated Effective January 1, 1989)


                                First Amendment

          Houston Industries Incorporated, a Texas corporation (the "Company"), established the Houston Industries Incorporated Deferred Compensation Plan, effective as of January 1, 1985 (the "Prior Plan"), and amended, restated in its entirety and continued the Prior Plan effective as of January 1, 1989 (the "Plan"). Section 7.1 of the Plan reserves the right to amend the Plan to the Compensation and Benefits Committee of the Company (the "Committee"). Pursuant thereto, the Committee hereby amends the Plan, effective as of January 1, 1989, as follows:

          1. Paragraph (p) of Section 1.2 of the Plan is hereby amended to read as follows:

          "(p) 'Interest Crediting Rate' means, for a given Plan Year, a rate of interest equivalent to the average Moody's Rate for such year plus two percentage points (2%) or, with respect to a Participant who is designated to receive a higher rate of interest by the Personnel Committee of the Board, such higher rate as determined by the Personnel Committee of the Board and communicated to such Participant."

          2. As amended hereby, the Company hereby ratifies and reaffirms the Plan.

     IN WITNESS WHEREOF, the Company has executed this amendment to the Plan this 6th day of December, 1989, but effective as of January 1, 1989.

                                        HOUSTON INDUSTRIES INCORPORATED


                                        By: /s/ [Signature Illegible]
                                            ------------------------------
                                            Chairman, Compensation and
                                            Benefits Committee


ATTEST:


/s/ [Signature Illegible]
--------------------------------
Assistant Secretary

                        HOUSTON INDUSTRIES INCORPORATED
                           DEFERRED COMPENSATION PLAN

              (As Amended and Restated Effective January 1, 1989)

                                Second Amendment

     Houston Industries Incorporated, a Texas corporation (the "Company"), having amended and restated the Houston Industries Incorporated Deferred Compensation Plan, effective January 1, 1989 (the "Plan"), and having reserved the right to amend the Plan under Section 7.1 thereof, does hereby amend
Article V of the Plan by adding the following Section 5.7 thereto, effective March 30, 1992:

     "5.7 Terminations Under the Separation Program.
     (a) Voluntary Terminations. (i) Prior to Early Retirement Date. Notwithstanding any other provision of the Plan to the contrary, if the employment of a Participant is terminated voluntarily under the Voluntary Early Retirement Program adopted by the Board of Directors of the Company on January 8, 1992 and prior to the first day of the month coincident with or next following the Participant's sixtieth (60th) birthday, a Normal Retirement Distribution as described in Section 5.1 shall not be made, but the Employer (x) shall pay the Participant the sum or sums of Compensation actually deferred, with interest thereon, compounded annually, at the applicable Interest Crediting Rate for each Participation Year, from the Commencement Date through the date of payment, (y) shall make a lump sum distribution or fifteen (15) annual installment payments, in accordance with the Participant's election under Section 5.1(b) above, and if payable in a lump sum, in the January following the Participant's termination of employment or if payable in installments, commencing the month following the month in which the Participant terminates employment and payable thereafter in that same month in each remaining year, and (z) shall not make any Early Distributions to such Participant.

     (ii) After Early Retirement Date. If the employment of a Participant is terminated voluntarily as described in (a)(i) above but after the first day of the month coincident with or next following the Participant's sixtieth
     (60th) birthday, distributions (including Early Distributions) shall be made as otherwise provided in the preceding Sections of this Article V.

        (b) Involuntary Terminations. (i) Prior to Early Retirement Date. Notwithstanding any other provision of the Plan to the contrary, if the employment of a Participant is terminated involuntarily under the severance program adopted by the Board of Directors of the Company on January 8, 1992 and prior to the first day of the month coincident with or next following the Participant's sixtieth (60th) birthday, a Normal Retirement Distribution as described in Section 5.1 shall not be made, but the Employer (x) shall pay the Participant the sum or sums of Compensation actually deferred, with interest thereon, compounded annually, at the applicable Interest Crediting Rate for each Participation Year, from the Commencement Date through the date of payment, (y) shall pay such amount in a lump sum (regardless of any election previously made by the Participant) within ninety-five (95) days following the date of Participant's termination of employment or as soon as practicable thereafter, and (z) shall not make any Early Distributions to such Participant.

        (ii) After Early Retirement Date. If the employment of a Participant is terminated involuntarily as described in (b)(i) above but after the first day of the month coincident with or next following the Participant's sixtieth (60th) birthday, distributions (including Early Distributions) shall be made as otherwise provided in the preceding Sections of this Article V.

        (c) Commutation. Any installment payments hereunder may be commuted as provided in Section 5.1(f)."

        IN WITNESS WHEREOF, Houston Industries has caused these presents to be executed by its duly authorized officers, in a number of copies, all of which shall constitute but one and the same instrument which may be sufficiently evidenced by any executed copy hereof, this 27th day of March, 1992, but effective March 30, 1992.


                                        HOUSTON INDUSTRIES INCORPORATED

                                        By /s/ [SIGNATURE ILLEGIBLE]
                                          -----------------------------------
                                               Vice President


ATTEST:

[SIGNATURE ILLEGIBLE]
-------------------------------
Assistant Corporate Secretary

                        HOUSTON INDUSTRIES INCORPORATED
                           DEFERRED COMPENSATION PLAN

              (As Amended and Restated Effective January 1, 1989)

                                Third Amendment

        Houston Industries Incorporated, a Texas corporation (the "Company"), having amended and restated the Houston Industries Incorporated Deferred Compensation Plan, effective January 1, 1989 (the "Plan"), and having reserved the right to amend the Plan under Section 7.1 thereof, does hereby amend
Article V of the Plan by adding the following Section 5.8 thereto, effective June 2, 1993:

        "5.8 Terminations Under the UFI Severance Program. (a) Prior to Early Retirement Date. Notwithstanding any other provision of the Plan to the contrary, if the employment of a Participant is terminated under the Utility Fuels, Inc. severance program, on or after July 26, 1993, and prior to the first day of the month coincident with or next following the Participant's sixtieth (60th) birthday, a Normal Retirement Distribution as described in Section 5.1 shall not be made, but the Employer (i) shall pay the Participant the sum or sums of Compensation actually deferred, with interest thereon, compounded annually, at the applicable Interest Crediting Rate for each Participation Year, from the Commencement Date through the date of payment (ii) shall pay such amount in a lump sum (regardless of any election previously made by the Participant) within ninety-five (95) days following the date of Participant's termination of employment or as soon as practicable thereafter, and (iii) shall not make any Early Distributions to such Participant after the date of termination.

        (b) After Early Retirement Date. If the employment of a Participant is terminated as described in (a) above but after the first day of the month coincident with or next following the Participant's sixtieth
        (60th) birthday, distributions (including Early Distributions) shall be made as otherwise provided in the preceding Sections of this Article V.

        (c) Commutation. Any installment payments hereunder may be commuted as provided in Section 5.1(f)."

        IN WITNESS WHEREOF. Houston Industries Incorporated has caused these presents to be executed by its duly authorized officers in a number of copies, all of which shall constitute but one and the same instrument which may be sufficiently evidenced by any executed copy hereof, this 23rd day of November, 1993, but effective June 2, 1993.


                                        HOUSTON INDUSTRIES INCORPORATED


                                        [SIGNATURE ILLEGIBLE]
                                        ------------------------------------

ATTEST:

[SIGNATURE ILLEGIBLE]
---------------------------------
Assistant Corporate Secretary

                         HOUSTON INDUSTRIES INCORPORATED
                           DEFERRED COMPENSATION PLAN

                    (As Amended and Restated January 1, 1989)


                                Fourth Amendment


               Houston Industries Incorporated, a Texas corporation (the "Company"), having amended and restated the Houston Industries Incorporated Deferred Compensation Plan, effective January 1, 1989 (the "Plan"), and having reserved the right under Section 7.1 thereof to amend the Plan, does hereby amend Section 6.2 of the Plan, effective September 7, 1994, to read as follows:

               "6.2 Non-Alienation of Benefits. No right or benefit under this Plan shall be subject to anticipation, alienation, transfer, sale, assignment, pledge, encumbrance or charge, whether voluntary, involuntary, direct or indirect, by operation of law or otherwise, including, without limitation, a change in beneficial interest of any trust and a change in ownership of a corporation or partnership, but not including a change of legal and beneficial title of a right or benefit resulting from the death of any Participant or the spouse of any Participant (any such proscribed transaction hereinafter a 'Disposition') and any attempted Disposition will be null and void. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities, or torts of any Participant or other person entitled to such benefits. The foregoing provisions of this
        Section 6.2 shall not apply to a domestic relations order awarding any benefits under the Plan to the divorced spouse of a Participant. The foregoing provisions of this Section 6.2 shall also not apply to an irrevocable Disposition of a right or benefit under this Plan to a 'Permitted Assignee,' as defined below, by (i) a Participant age 55 or older (an 'Eligible Participant'), or (ii) a 'Permitted Assignee,' as defined below, who has received an assignment from an Eligible Participant pursuant to this sentence.

                      (a) Permitted Assignee. The term 'Permitted Assignee'
               shall mean:

                             (i) The Eligible Participant;

                             (ii) A spouse of the Eligible Participant;

                             (iii) Any person who is a lineal ascendant or
                      descendant of the Eligible Participant or the Eligible Participant's spouse;

                             (iv) Any brother or sister of the Eligible
                      Participant;

                             (v) Any spouse of any individual described in
                      subparagraph (iii) or (iv);

                             (vi) A trustee of any trust which, at the
                      applicable time, is 100% Actuarially Held for a Permitted Assignee or Assignees (as defined in Section 6.2(c));

                             (vii) Any corporation in which, at the applicable
                      time, each class of stock is 100% owned by a Permitted Assignee or Permitted Assignees;

                             (viii) Any partnership in which, at the applicable
                      time, each class of partnership interest is 100% owned by a Permitted Assignee or Permitted Assignees; or

                             (ix) Any limited liability company or other form of
                      incorporated or unincorporated business organization in which each class of stock, membership or other equity interest is 100% owned by a Permitted Assignee or Assignees.

                      (b) Subsequent Assignees. This Section 6.2 shall be fully
               applicable to all Permitted Assignees, and the provisions of this
               Section 6.2 shall be fully applicable to any right or benefit transferred by an Eligible Participant to any Permitted Assignee as if such Permitted Assignee were an Eligible Participant; provided, however, that no Permitted Assignee shall be deemed an Eligible Participant for determining the persons who constitute Permitted Assignees under Section 6.2(a). Any Permitted Assignee acquiring a right or benefit under this Plan shall execute and deliver to the Committee an Agreement pursuant to which such Permitted Assignee agrees to be bound by all of the terms and provisions of the Plan, provided that the failure to execute and deliver such an Agreement shall not be deemed to relieve such Permitted Assignee of the restrictions imposed by the Plan. Any attempted Disposition of a right or benefit under this Plan in breach of this Section 6.2, whether voluntary, involuntary, by operation of law or otherwise shall be null and void.

                      (c) Actuarially Held. In making the determination whether
               a trust is 100% Actuarially Held for Permitted Assignee(s), a trust, at the applicable point in time, is 100% Actuarially Held for Permitted Assignee or Assignees when 100% of the actuarial value of the beneficial interests of the trust, except as provided in the following sentence, are held for a Permitted Assignee or Permitted Assignees. For purposes of making the determination described above, the possibility that an interest in a trust may be appointed pursuant to a special or general power of appointment shall be ignored; provided, that the actual exercise of any such power of appointment shall not be ignored."

               IN WITNESS WHEREOF, Houston Industries Incorporated has caused these presents to be executed by its duly authorized officer in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 16th day of November, 1994, but effective as of the date specified herein.

                                        HOUSTON INDUSTRIES INCORPORATED



                                        By /s/ D. D. SYKORA
                                          --------------------------------------
                                           D. D. Sykora
                                           Chairman and Chief Operating Officer

ATTEST


/s/ [Signature Illegible]
--------------------------------------
Assistant Corporate Secretary

                         HOUSTON INDUSTRIES INCORPORATED
                           DEFERRED COMPENSATION PLAN

               (As Amended and Restated Effective January 1, 1989)


                                 Fifth Amendment


               Houston Industries Incorporated, a Texas corporation (the "Company"), having amended and restated the Houston Industries Incorporated Deferred Compensation Plan, effective January 1, 1989 (the "Plan"), and having reserved the right under Section 7.1 thereof to amend the Plan, does hereby amend the Plan, effective August 1, 1995, as follows:

               1. Section 5.1(f) of the Plan is hereby amended to read as follows:

               "(f) Any installment benefits, at the request of the Participant and in the sole discretion of the Committee, may be commuted to a lump-sum payment or may be paid over a shorter period of time, with interest accrued to such date at the applicable Interest Crediting Rate."

               2. Section 5.2(c) of the Plan is hereby amended to read as follows:

               "(c) Any installment death benefits, at the request of the Beneficiary and in the sole discretion of the Committee, may be commuted to a lump-sum payment or may be paid over a shorter period of time, with interest accrued to such date at the applicable Interest Crediting Rate."

               3. The second sentence of Section 5.3 of the Plan is hereby amended to read as follows:

        "The benefits payable to such Participant under the Plan shall be paid in the amounts and at the times otherwise provided in Section 5.1, all in accordance with the Participant's initial election under Section 3.3, except that at the request of the Participant and in the sole discretion of the Committee any such payments may be commuted to a lump-sum payment or may be paid over a shorter period of time, with interest accrued to such date at the applicable Interest Crediting Rate."

               4. Article V of the Plan is hereby amended by adding the following Section 5.8 thereto:

               "5.8 Terminations under the 1995 Voluntary Early Retirement Program.

                      (a) Prior to Early Retirement Date. Notwithstanding any
               other provision of the Plan to the contrary, if the employment of a Participant who fulfills the requirements for the Voluntary Early Pension for 1995 Program participants under Section 9.7(a) of the Houston Industries Incorporated Retirement Plan is terminated prior to the first day of the month coincident with or next following the date of the Participant's 60th birthday, a Normal Retirement Distribution as described in Section 5.1 or a distribution as described in Section 5.4 shall not be made, but the Employer (x) shall pay the Participant the sum or sums of Compensation actually deferred, with interest thereon, compounded annually, at the applicable Interest Crediting Rate for each Participation Year, from the Commencement Date through the date of payment, minus any Early Distributions, (y) shall make a lump-sum distribution or 15 annual installment payments in accordance with the Participant's election under Section 5.1(b) and, if payable in a lump sum, in the January following the Participant's termination of employment or, if payable in installments, commencing the month following the month in which the Participant terminates employment and payable thereafter in that same month in each remaining year, and (z) shall not make any Early Distributions to such Participant.

                      (b) After Early Retirement Date. If the employment of a
               Participant is terminated voluntarily as described in subsection
               (a) above but after the first day of the month coincident with or next following the date of the Participant's 60th birthday, distributions (including Early Distributions) shall be made as otherwise provided in this Article V.

                      (c) Commutation. Any installment payments hereunder may be commuted as provided in Section 5.1(e)."

               IN WITNESS WHEREOF, Houston Industries Incorporated has caused these presents to be executed by its duly authorized officer in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 18th day of May, 1995, but effective as of the date stated herein.

                                            HOUSTON INDUSTRIES INCORPORATED



                                        By /s/ D. D. SYKORA
                                          --------------------------------------
                                           D. D. Sykora
                                           President and Chief Operating Officer

ATTEST


/s/ [Signature Illegible]
--------------------------------------
Assistant Corporate Secretary

                         HOUSTON INDUSTRIES INCORPORATED
                           DEFERRED COMPENSATION PLAN

               (As Amended and Restated Effective January 1, 1989)


                                 Sixth Amendment


               Houston Industries Incorporated, a Texas corporation (the "Company"), having established the Houston Industries Incorporated Deferred Compensation Plan, as amended and restated effective January 1, 1989 and as amended (the "Plan"), and having reserved the right under Section 7.1 thereof to amend the Plan, does hereby amend the last sentence of Section 7.1 of the Plan, effective as of December 1, 1995, to read as follows:

        "Any such amendment or termination shall not, however, without the written consent of the affected Participant, reduce the interest rate applicable to, or otherwise adversely affect the rights of a Participant with respect to, Compensation with respect to which a Participant made an irrevocable deferral election before the later of the date that such amendment is executed or effective."

               IN WITNESS WHEREOF, Houston Industries Incorporated has caused these presents to be executed by the duly authorized Chairman of the Benefits Committee in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 18th day of June, 1996, but effective as of the date stated herein.


                                        HOUSTON INDUSTRIES INCORPORATED



                                        By /s/ D. D. SYKORA
                                          --------------------------------------
                                           D. D. Sykora
                                           Chairman of the Benefits Committee

ATTEST


/s/ [Signature Illegible]
--------------------------------------
Assistant Corporate Secretary

                         HOUSTON INDUSTRIES INCORPORATED
                           DEFERRED COMPENSATION PLAN

               (As Amended and Restated Effective January 1, 1989)


                                Seventh Amendment


               Houston Industries Incorporated, a Texas corporation (the "Company"), having established the Houston Industries Incorporated Deferred Compensation Plan, as amended and restated effective January 1, 1989 and as amended (the "Plan"), and having reserved the right under Section 7.1 thereof to amend the Plan, does hereby amend the Plan, effective as of January 1, 1997, to read as follows:

               1. Section 1.2(b) of the Plan is hereby amended in its entirety to read as follows:

               "(b) 'Beneficiary' means a person or persons, a trustee or trustees of a trust, or a partnership, corporation, limited liability partnership, limited liability company, or other entity designated by the Participant, as provided in Section 4.1, to receive any amounts distributed under the Plan after a Participant's death."

               2. Section 1.2(g) of the Plan is hereby amended in its entirety to read as follows:

               "(g) 'Committee' means the Benefits Committee or such other committee, which shall consist of five (5) or fewer persons, as shall be appointed by the Board of Directors of the Company to administer the Plan pursuant to Article II hereof."

               IN WITNESS WHEREOF, Houston Industries Incorporated has caused these presents to be executed by its duly authorized officers in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 5th day of June, 1997, but effective as of the date stated herein.


                                        HOUSTON INDUSTRIES INCORPORATED


                                        By /s/ R.S. Letbetter
                                          --------------------------------------

ATTEST:


/s/ [Signature Illegible]
--------------------------------------

                         HOUSTON INDUSTRIES INCORPORATED
                           DEFERRED COMPENSATION PLAN

               (As Amended and Restated Effective January 1, 1989)


                                Eighth Amendment


               Houston Industries Incorporated, a Texas corporation (the "Company"), having established the Houston Industries Incorporated Deferred Compensation Plan, as amended and restated effective January 1, 1989 and as thereafter amended (the "Plan"), and having reserved the right under Section 7.1 thereof to amend the Plan, does hereby amend the Plan, effective as of the dates specified therein as follows:

               1. Section 1.2(o) of the Plan is hereby amended, effective October 1, 1997, by adding the following to the end thereof:

        "From and after October 1, 1997, employment with STP Nuclear Operating Company shall be deemed to constitute 'Employment' with an Employer hereunder for all purposes except any such Employee shall not be eligible to make any additional deferrals of Compensation under the Plan."

               2. Section 5.1(b) of the Plan is hereby amended, effective January 1, 1998, by striking the last sentence and inserting the following in lieu thereof:

        "For purposes of determining a benefit payable in the form of fifteen
        (15) installment payments under this Section 5.1(b), the Interest Crediting Rate shall be the greater of (i) the Interest Crediting Rate in effect for the Plan Year in which an Employee Participant attains age sixty-five (65) or a Director Participant attains age seventy (70) or
        (ii) the Interest Crediting Rate in effect for the Plan Year immediately prior to which an Employee Participant attains age sixty-five (65) or a Director Participant attains age seventy (70). This Interest Crediting Rate will constitute the applicable Interest Crediting Rate for all years thereafter in which the Normal Retirement Distribution is paid or payable."

               IN WITNESS WHEREOF, Houston Industries Incorporated has caused these presents to be executed by its duly authorized officer in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 13th day of November, 1997, but effective as of the dates stated herein.

                                        HOUSTON INDUSTRIES INCORPORATED


                                        By /s/ [Signature Illegible]
                                          --------------------------------------

ATTEST:


/s/ [Signature Illegible]
--------------------------------------

                         HOUSTON INDUSTRIES INCORPORATED
                           DEFERRED COMPENSATION PLAN

               (As Amended and Restated Effective January 1, 1989)


                                 Ninth Amendment


               Houston Industries Incorporated, a Texas corporation (the "Company"), having amended and restated the Houston Industries Incorporated Deferred Compensation Plan, effective January 1, 1989, and as thereafter amended (the "Plan"), and having reserved the right under Section 7.1 thereof to amend the Plan, does hereby amend the Plan, effective as of September 3, 1997, as follows:

               1. Sections 5.2(a), 5.2(b), and 5.2(c) of the Plan are hereby amended, by adding the following sentence at the end of each section:

        "Notwithstanding the foregoing, if there is a conflict between the provisions of this section and the terms of the Participant's Severance Agreement (as further described in Section 5.4), the terms of the Severance Agreement shall control."

               2. Section 5.4 of the Plan is hereby amended by inserting the following paragraph at the end thereof which shall read as follows:

               "If any Participant who has entered into a Severance Agreement, as defined in the Houston Industries Incorporated Executive Severance Benefits Plan, effective as of September 3, 1997, experiences a termination giving rise to a right to benefits under his Severance Agreement and complies with the conditions set forth in his Severance Agreement for the receipt of benefits thereunder, then such Participant shall be treated as if his termination did not occur until after his Early Retirement Date, and the provisions of Section 5.1(d) shall apply."

               IN WITNESS WHEREOF, Houston Industries Incorporated has caused these presents to be executed by its duly authorized officers in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 26th day of February, 1998, but effective as of the date specified herein.

                                        HOUSTON INDUSTRIES INCORPORATED



                                        By /s/ LEE W. HOGAN
                                          --------------------------------------
                                           Name: Lee W. Hogan
                                           Title: Executive Vice President

ATTEST:


/s/ [Signature Illegible]
--------------------------------------
Assistant Corporate Secretary



                                       -2-